AXA Equitable Life Insurance Company

Supplement dated May 20, 2013 to the current Prospectuses for Retirement Cornerstone® Series 13.0

This Supplement modifies certain information in the above-referenced current prospectus, supplements to the prospectus and statements of additional information, as previously supplemented (together the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The following information is added to the disclosure for the State of California in “Appendix V: State contract availability and/or variations of certain features and benefits” of the Prospectus:

State	Features and benefits	Availability or variation

California	See “We require that the following types of communications be on specific forms we provide for that purpose (and submitted in the manner that the forms specify)” in “Who is AXA Equitable” and “Effect of Excess withdrawals” in “Contract features and benefits”	You are not required to use our forms when making a transaction request. If a written request contains all the information required to process the request, we will honor it. Although you are not required to use our withdrawal request form, if you do not specify whether we should process a withdrawal that results in an Excess withdrawal, and the transaction results in an Excess withdrawal, we will not process that request.

	See “Asset transfer program (“ATP”)” in “Contract features and benefits”	If you elect the GMIB, the ATP will commence on the valuation day of your second monthiversary.

	See “Your right to cancel within a certain number of days” in “Contract features and benefits”	If you reside in the state of California and you are age 60 or older at the time the contract is issued, you may return your Accumulator® Series contract within 30 days from the date that you receive it and receive a refund as described below. This is also referred to as the ‘‘free look’’ period.

If you allocate your entire initial contribution to the EQ/Money Market variable investment option (and/or guaranteed interest option, if available), the amount of your refund will be equal to your contribution, unless you make a transfer, in which case the amount of your refund will be equal to your Total account value on the date we receive your request to cancel at our processing office. This amount could be less than your initial contribution. If you allocate any portion of your initial contribution to the variable investment options (other than the EQ/Money Market variable investment option), your refund will be equal to your Total account value on the date we receive your request to cancel at our processing office.

“Return of contribution” free look treatment available through certain selling broker-dealers

Certain selling broker-dealers offer an allocation method designed to preserve your right to a return of your contributions during the free look period. At the time of application, you will instruct your financial professional as to how your initial contribution and any subsequent contributions should be treated for the purpose of maintaining your free look right under the contract. Please consult your financial professional to learn more about the availability of “return of contribution” free look treatment.

State	Features and benefits	Availability or variation
California (continued)

If you choose “return of contribution” free look treatment of your contract, we will allocate your entire contribution and any subsequent contributions made during the 40-day period following the contract date, to the EQ/Money Market investment option. In the event you choose to exercise your free look right under the contract, you will receive a refund equal to your contributions.

If you choose the “return of contribution” free look treatment and your contract is still in effect on the 40th day (or next Business Day) following the contract date, we will automatically reallocate your account value to the investment options chosen on your application.

Any transfers made prior to the expiration of the 30-day free look will terminate your right to “return of contribution” treatment in the event you choose to exercise your free look right under the contract. Any transfer made prior to the 40th day following the contract date will cancel the automatic reallocation on the 40th day (or next business day) following the contract date described above. If you do not want AXA Equitable to perform this scheduled one-time re-allocation, you must call one of our customer service representatives at 1 (800) 789-7771 before the 40th day following the contract date to cancel.

	See “Disability, terminal illness, or confinement to a nursing home’’ under “Withdrawal charge” in “Charges and expenses”	The withdrawal charge waivers under items (i) and (iii) do not apply.

	See ‘‘Transfers of ownership, collateral assignments, loans and borrowing’’ in ‘‘More Information’’	Guaranteed benefits do not terminate upon a change of owner or absolute assignment of the contract. Guaranteed benefits will continue to be based on the original measuring life (i.e., owner, older joint owner, annuitant, older joint annuitant).

Retirement Cornerstone® Series is issued by and is a registered service mark of AXA Equitable Life Insurance Company (AXA Equitable).

Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC.

1290 Avenue of the Americas,

New York, NY 10104.

Copyright 2013 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas New York, NY 10104

(212) 554-1234

IM-26-13 (5/13)	Catalog No. 151128 (5/13)
RC 13.0 (NB)	#536415